PRICEWATERHOUSECOOPERS
=============================================================================

                                           PricewaterhouseCoopers LLP
                                           1301 Avenue of the Americas
                                           New York, NY 10019-6013
                                           Telephone: (212) 259-1000
                                           Facsimile:  (212) 259-1301



November 26, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements by The Warnaco Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K dated November 26, 1999. We agree with the statements concerning our Firm in such Form 8-K. We have no basis to address the comments included in Item 4(b) of the Form 8-K with respect to the Company's consultations with other independent accountants.

Very truly yours,



PricewaterhouseCoopers LLP